INVESTMENTS IN AFFILIATES AND JOINT VENTURES - Components (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 746,918	$ 635,714
Dividend	(234,597)	(179,079)
Equity in net earnings of other affiliates	133,001	85,122
Share of other comprehensive (loss) income in affiliate	3,458	(192)
Equity in net assets of affiliates	$ 648,780	$ 541,565	$ 746,263